SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 2, 2007 (Date of earliest event reported)	Commission file number: 000-28131

Pilot Therapeutics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	56-2280858
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

635 West Fourth Street, Suite 200
Winston-Salem, North Carolina 27101
(Address of principal executive offices)
(Zip code)

(336) 716-4587
(Registrant’s telephone number, including area code)

Item 7

On January 2, 2007, Pilot Therapeutics Holdings, Inc. issued a press release announcing that it had reengaged American Stock Transfer and Trust Company as its stock transfer agent and registrar to handle stock transfer issues and that it had reestablished an office in Winston-Salem, NC. A copy of the press release is attached as Exhibit 99.1 to this report, and is incorporated herein by reference.

Item 9

EXHIBITS

99.1	Press Release, dated as of January 2, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pilot Therapeutics Holdings, Inc.

	By:	/s/ Scott Derks

Scott Derks
President
Date: January 3, 2007